EXHIBIT 23.2


                       INDEPENDENT AUDITORS' CONSENT



      We consent to the use in this Registration Statement of Medley Credit Acceptance Corp. on Form SB-2 of our report dated
      September 13, 1996, except for Notes 3, 5 and 8 as to which date is December 6, 1996, appearing in the Prospectus, which is part of this Registration Statement.

      We also consent to the reference to us as "Experts" in such Prospectus.



                                             Israeloff, Trattner & Co. P.C.



      Valley Stream, New York
      April 10, 1997